EXHIBIT 99.1

PRESS RELEASE

MEDMEN REPORTS SECOND QUARTER FISCAL YEAR 2021 FINANCIAL RESULTS

•	Second quarter revenue of $33.8 million, up 0.3% from the previous quarter excluding Evanston
•	Gross margin improved from 47% to 53% sequentially and retail gross margin improved from 54% to 57% sequentially
•	Reduced corporate SG&A by 10% sequentially
•	Named Tracy McCourt, formerly in a senior management role at Zappos, as Chief Revenue Officer

LOS ANGELES — (February 16, 2021) — MedMen Enterprises Inc. (“MedMen” or the “Company”) (CSE: MMEN) (OTCQX: MMNFF), a cannabis retailer with operations across the United States, today released its consolidated financial results for its second quarter fiscal 2021 ending December 26, 2020. All financial information in this press release is reported in U.S. dollars, unless otherwise indicated.

“This past quarter was one of continued progress. We have continued to add depth to an already strong management team, we have maintained the support of our capital partners, and we continue to outpace the cost-cutting outlined in our turnaround plan,” said Tom Lynch, Chairman and Chief Executive Officer of MedMen. “Our company revenue growth temporarily slowed due to retail restrictions in California, but we see consistent momentum across our portfolio, and our significant gross margin expansion is a strong indicator of how we are continuing to build a platform for sustainable future profitability. Over the next several quarters we plan to accelerate our growth on the foundation of our strong brand recognition and the tremendous improvements we have made in operational efficiency and discipline.”

Second Quarter Financial Highlights:

•	Revenue [1]: Net revenue across MedMen's operations in California, Nevada, New York, Illinois and Florida was $33.8 million for the second quarter, up 0.3% sequentially excluding Evanston.

•	Gross Margin [2]: Company-wide gross margin rate was 53% in the second quarter compared to 47% in the previous quarter. Retail gross margin rate was 57% in the second quarter compared to 54% in the previous quarter.

•	SG&A Expenses: General and administrative expenses of $33.8 million in the second quarter, a 47% decrease from the same period last year.

•	Corporate SG&A [2]: Corporate SG&A excluding store pre-opening costs totaled $9.2 million in the second quarter, a 10% decrease from the previous quarter and 66% decrease from the same period last year, representing approximately $70 million in annualized cost savings compared to last year.

•	Net Loss: Net loss was $68.9 million which included $24.0 million of tax provision expense, compared to a net loss of $93.2 million which included a tax provision benefit of $14.6 million in the same period last year.

•	Adjusted EBITDA [2]: Adjusted EBITDA from continuing operations was a loss of $11.8 million for the second quarter compared to a loss of $11.7 million in the previous quarter.

•	Retail Adjusted EBITDA [2]: Retail adjusted EBITDA margin was 17% for the second quarter.

(1)

The Company executed definitive agreements to sell its retail store in Evanston, Illinois in August 2020. As a result, the Company recognized a partial quarter of revenue in the first quarter. Excluding Evanston, first quarter revenue was $33.7 million.

(2)	Retail gross margin, corporate SG&A, adjusted EBITDA and retail adjusted EBITDA margin are non-GAAP financial measures as described below.

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Balance Sheet:

As of December 26, 2020, the Company had total assets of $503.6 million, including cash and cash equivalents of $7.5 million.

Capital Markets and Financing:

•	Senior Secured Term Loan: During the second quarter, the Company closed on $7.7 million in additional gross proceeds under its senior secured term loan with funds managed by Hankey Capital and Stable Road Capital and its affiliates.
•	Unsecured Convertible Facility: During the second quarter, the Company closed $3.0 million through an unsecured convertible debenture facility with certain institutional investors.
•	Senior Secured Convertible Financing: Subsequent to the quarter ended December 26, 2020, the Company closed on $10.0 million in additional gross proceeds under its senior secured convertible debt facility led by funds affiliated with Gotham Green Partners.

Operations by Market:

•	California: California retail revenue across 11 store locations totaled $19.8 million for the second quarter. California retail revenue was trending up sequentially prior to the COVID-19 related retail capacity restrictions of 35% on November 20th and 20% on December 2nd.
•	Nevada: The Company’s three locations in Nevada were negatively impacted by a severe reduction in tourism during the second quarter leading to a 13% sequential decrease in revenue.
•	Florida: The Company’s four stores in Florida reported a 43% revenue increase sequentially.
•	Illinois: The Company’s flagship store in Oak Park was the highest revenue store in the Company’s national portfolio. The Company is evaluating sites for a second location in the state.
•	Massachusetts: The Company expects to open two stores in Massachusetts during calendar year 2021. The Company was granted a provisional adult-used license for both of its proposed flagship retail locations near Fenway Park and Newton.
•	New York: The Company operates four medical dispensaries in the state, with a flagship location on Fifth Avenue near Bryant Park. The four stores reported a 38% revenue increase sequentially.

Management and Directors:

•	Chief Revenue Officer: On December 3, 2020, the Company named Tracy McCourt to the new role of Chief Revenue Officer to lead the omni-channel marketing strategy as well as the Company’s buying, merchandising and business intelligence efforts. A leader and pioneer in customer experience management for over 20 years, McCourt has developed in-store and online sales, product and marketing strategies for leading brands including Skechers, Guess, Murad, Frederick’s of Hollywood, and most recently Zappos.com.

•	Chairman of the Board: On December 16, 2020, Tom Lynch was elected as Chairman of the Board of Directors. Lynch also serves as the Chief Executive Officer for MedMen and was elected to the Board of Directors in November.

•	Chief Financial Officer: On December 17, 2020, the Company named Reece Fulgham as Interim Chief Financial Officer. A former CPA with Kenneth Leventhal & Company, Fulgham has over 30 years of accounting, turnaround management and restructuring experience. He has worked as an auditor, board member, interim operating manager and advisor to middle market companies such as Hollywood Video, Condor Systems, Whittaker Corp., Davis Wire Corp., Kinetics, West Coast Foods, National Dollar Stores, and Pronghorn Resorts. He is currently a managing director at SierraConstellation Partners.

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Non-GAAP Financial Information:

This press release includes certain non-GAAP financial measures as defined by the SEC. Management believes that these non-GAAP financial measures assess the Company’s ongoing business in a manner that allows for meaningful comparisons and analysis of trends in the business, as they facilitate comparing financial results across accounting periods and to those of peer companies. These non-GAAP financial measures exclude certain material non-cash items and certain other adjustments the Company believes are not reflective of its ongoing operations and performance   Management uses non-GAAP financial measures, in addition to GAAP financial measures, to understand and compare operating results across accounting periods, for financial and operational decision-making, for planning and forecasting purposes and to evaluate the Company’s financial performance.  Management believes that these non-GAAP financial measures enhance investors’ understanding of the Company’s financial and operating performance from period to period.  enable investors to evaluate the Company’s operating results and future prospects in the same manner as management. Reconciliations of these non-GAAP financial measures to the most directly comparable financial measure calculated and presented in accordance with GAAP are included in the financial schedules attached to this press release. This information should be considered as supplemental in nature and not as a substitute for, or superior to, any measure of performance prepared in accordance with GAAP.

Definitions:

Retail Gross Margin Rate: Retail Gross Margin (Non-GAAP) divided by Retail Revenue (Non-GAAP). Retail Gross Margin Rate (Non-GAAP) is reconciled to consolidated gross margin rate as follows: consolidated revenue less non-retail revenue reduced by consolidated cost of goods sold less non-retail cost of goods sold, divided by consolidated revenue less non-retail revenue. Retail Revenue is consolidated revenue less non-retail revenue, such as cultivation and manufacturing revenue. These non-GAAP measures provide a standalone basis of the Company’s performance as a cannabis retailer in the U.S. considering the Company’s long-term viability is correlated with cash flows provided by or used in retail operations.

EBITDA from Continuing Operations: Net Loss from Continuing Operations (GAAP) adjusted for interest and financing costs, income taxes, depreciation, and amortization. This non-GAAP measure represents the Company’s current operating profitability and ability to generate cash flow.

Retail Adjusted EBITDA: Retail Gross Margin (Non-GAAP) less direct store operating expenses, including rent, payroll, security, insurance, office supplies and payment processing fees, local cannabis and excise taxes, distribution expenses, and inventory adjustments. This non-GAAP measure provides a standalone basis of the Company’s performance as a cannabis retailer in the U.S. considering the Company’s long-term viability is correlated with cash flows provided by or used in retail operations.

Adjusted EBITDA from Continuing Operations: EBITDA from Continuing Operations (Non-GAAP) adjusted for transaction costs, restructuring costs, share-based compensation, and other non-cash operating costs, such as changes in fair value of derivative liabilities and unrealized changes in fair value of investments. This non-GAAP measure represents the Company’s current operating profitability and ability to generate cash flow excluding non-recurring, irregular or one-time expenditures in order improve comparability.

Corporate SG&A: Selling, general and administrative expenses related to the Company’s corporate functions. This non-GAAP measure represents scalable expenditures that are not directly correlated with the Company’s retail operations.

Webcast Information:

A live audio webcast of the call will be available on the Events and Presentations section of MedMen’s website at: https://investors.medmen.com/events-and-presentations/default.aspx and will be archived for replay.

Calling Information:

Toll Free Dial-In Number: (844) 559-7829

International Dial-In Number: (647) 689-5387

Conference ID: 4282344

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ABOUT MEDMEN:

MedMen is a cannabis retailer with flagship locations in California, Nevada, Illinois, Florida, and New York. MedMen offers a robust selection of high-quality products, including MedMen-owned brands [statemade], LuxLyte, and MedMen Red through its premium retail stores, proprietary delivery service, as well as curbside and in-store pick up. MedMen Buds, the Company’s loyalty program, provides exclusive access to promotions, product drops and content. MedMen believes that a world where cannabis is legal and regulated is safer, healthier and happier. Learn more about MedMen and The MedMen Foundation at www.medmen.com.

Cautionary Note Regarding Forward-Looking Information and Statements

This press release contains certain “forward-looking information” within the meaning of applicable Canadian securities legislation and may also contain statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking information and forward-looking statements are not representative of historical facts or information or current condition, but instead represent only MedMen’s beliefs and assumptions regarding future events, plans or objectives, many of which, by their nature, are inherently uncertain and outside of MedMen’s control. Generally, such forward-looking information or forward-looking statements can be identified by the use of forward-looking terminology such as “target of”, “objectives”, “plans”, “expects” or “does not expect”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or may contain statements that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “will continue”, “will occur” or “will be achieved”. The forward-looking information and forward-looking statements contained herein may include, but are not limited to, expectations regarding the timing and results of the Company’s focus on retail operations, divestiture of its Evanston retail store, continued cost cutting efforts, emphasis on four-wall economics, and other considerations that could impact achieving positive Adjusted EBITDA or company-wide profitability.

This forward-looking information is based on certain assumptions made by management and other factors used by management in developing such information.

Although MedMen believes that the assumptions and factors used in preparing, and the expectations contained in, the forward-looking information and statements are reasonable, undue reliance should not be placed on such information and statements, and no assurance or guarantee can be given that such forward-looking information and statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such information and statements. Risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company, as applicable, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking information and statements include, among others: uncertain and changing U.S. regulatory landscape and enforcement related to cannabis, including political risks; risks and uncertainties related to the outbreak of COVID-19 and the impact it may have on the global economy and retail sector and regulations, particularly the cannabis retail sector in the states in which the Company operates and if there is any resurgence of the pandemic in the future, the ability to raise sufficient capital to advance the business of the Company and to fund planned operating and capital expenditures and acquisitions; achieving the anticipated results of the Company’s strategic plans; dependence in large part on the ability to obtain or renew government permits and licenses for its current and contemplated operations; the Company’s limited operating history; inability to effectively manage growth; increasing competition in the industry and those other risk factors discussed in the Company's Form 10 (as amended), and other continuous disclosure filings, all available under the Company’s profile on www.sedar.com and www.sec.gov.. The forward-looking information and forward-looking statements contained in this press release are made as of the date of this press release, and MedMen does not undertake to update any forward-looking information and/or forward-looking statements that are contained or referenced herein, except in accordance with applicable securities laws. All subsequent written and oral forward-looking information and statements attributable to MedMen or persons acting on its behalf are expressly qualified in its entirety by this notice.

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MEDMEN ENTERPRISES INC.
UNAUDITED INTERIM CONDENSED CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 26, 2020 AND JUNE 27, 2020
(Amounts Expressed in United States Dollars)

	December 26,	June 27,
($ in Millions)	2020	2020
ASSETS

Cash and Cash Equivalents	$7.5	$10.1
Assets Held for Sale	20.5	33.5
Other Current Assets	40.3	40.5
Operating Lease Right-of-Use Assets	98.2	116.4
Property and Equipment, Net	152.4	174.5
Intangible Assets, Net	133.6	148.1
Goodwill	33.9	33.9
Other Non-Current Assets	17.1	17.4

TOTAL ASSETS	$503.5	$574.3

LIABILITIES, MEZZANINE EQUITY AND SHAREHOLDERS’ EQUITY

Liabilities Held for Sale	$12.4	$18.7
Other Current Liabilities	184.8	143.0
Other Non-Current Liabilities	48.8	53.1
Lease Liabilities, Current and Non-Current	150.3	201.0
Notes Payable, Current and Non-Current	194.5	169.0
Senior Secured Convertible Credit Facility	159.6	166.4

TOTAL LIABILITIES	750.4	751.2

TOTAL MEZZANINE EQUITY AND SHAREHOLDERS’ EQUITY	(246.9)	(176.9)

TOTAL LIABILITIES, MEZZANINE EQUITY AND SHAREHOLDERS’ EQUITY	$503.5	$574.3

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MEDMEN ENTERPRISES INC.
UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
THREE AND SIX MONTHS ENDED DECEMBER 26, 2020 AND DECEMBER 28, 2019
(Amounts Expressed in United States Dollars)

	Three Months Ended		Six Months Ended
	December 26,	December 28,	December 26,	December 28,
($ in Millions, except for Per Share and Share Amounts)	2020	2019	2020	2019
	(unaudited)	(unaudited)	(unaudited)	(unaudited)

Revenue	$33.8	$44.1	$69.4	$83.7
Cost of Goods Sold	15.8	31.2	34.6	51.5

Gross Profit	18.0	12.9	34.8	32.2

Expenses:
Selling, General and Administrative	33.8	63.9	65.7	123.8
Depreciation and Amortization	9.7	6.6	18.3	16.1
Other Operating Expenses	0.9	10.9	(14.7)	12.5

Total Expenses	44.4	81.4	69.3	152.4

Loss from Operations	(26.4)	(68.5)	(34.5)	(120.2)

Other Expense (Income):
Other Expense, net	10.0	(5.4)	10.6	12.6
Interest Expense	10.2	8.1	21.4	16.3
Interest Income	(0.5)	(0.3)	(0.5)	(0.6)

Total Other Expense	19.7	2.4	31.5	28.3

Loss from Continuing Operations Before Provision for Income Taxes	(46.1)	(70.9)	(66.0)	(148.5)
Provision for Income Tax (Expense) Benefit	(24.0)	14.6	(34.3)	32.3

Net Loss from Continuing Operations	(70.1)	(56.3)	(100.3)	(116.2)
Net Loss from Discontinued Operations, Net of Taxes	1.2	(36.8)	(1.5)	(39.9)

Net Loss	(68.9)	(93.1)	(101.8)	(156.1)

Net Loss Attributable to Non-Controlling Interest	(19.2)	(52.0)	(30.1)	(90.6)

Net Loss Attributable to Shareholders of MedMen Enterprises Inc.	$(49.7)	$(41.1)	$(71.7)	$(65.5)

Loss Per Share - Basic and Diluted:
From Continuing Operations Attributable to Shareholders of MedMen Enterprises Inc.	$(0.11)	$(0.02)	$(0.17)	$(0.13)

From Discontinued Operations Attributable to Shareholders of MedMen Enterprises Inc.	$0.00	$(0.17)	$(0.00)	$(0.20)

Weighted-Average Shares Outstanding - Basic and Diluted	482,903,106	220,467,070	452,806,117	196,211,921

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MEDMEN ENTERPRISES INC.
UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED DECEMBER 26, 2020 AND DECEMBER 28, 2019
(Amounts Expressed in United States Dollars)

	Six Months Ended
	December 26,	December 28,
	2020	2019
($ in Millions)
Net Cash Used in Operating Activities	$(29.7)	$(69.7)
Net Cash Provided by (Used in) Investing Activities	15.4	(26.5)
Net Cash Provided by Financing Activities	11.8	88.9

Net Decrease in Cash and Cash Equivalents	(2.5)	(7.2)
Cash and Cash Equivalents, Beginning of Period	10.1	33.2

Cash and Cash Equivalents, End of Period	$7.5	$26.0

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MEDMEN ENTERPRISES INC.
NON-GAAP RECONCILIATION
THREE AND SIX MONTHS ENDED DECEMBER 26, 2020 AND DECEMBER 28, 2019
(Amounts Expressed in United States Dollars)

	Three Months Ended		Six Months Ended
	December 26,	December 28,	December 26,	December 28,
($ in Millions)	2020	2019	2020	2019

Net Loss from Continuing Operations	$(70.1)	$(56.4)	$(100.2)	$(116.1)

Add (Deduct) Impact of:
Net Interest and Other Financing Costs	9.7	7.8	20.8	15.6
Provision for Income Taxes	24.0	(14.6)	34.3	(32.3)
Amortization and Depreciation	16.9	9.8	29.0	23.0

Total Adjustments	50.6	3.0	84.1	6.3

EBITDA from Continuing Operations (Non-GAAP)	$(19.4)	$(53.4)	$(16.1)	$(109.8)

EBITDA from Continuing Operations (Non-GAAP)	$(19.4)	$(53.4)	$(16.1)	$(109.8)

Add (Deduct) Impact of:
Transaction Costs & Restructuring Costs	2.7	17.8	5.4	18.9
Share-Based Compensation	1.6	2.6	2.6	9.0
Other Non-Cash Operating Costs	3.4	(0.4)	(15.4)	15.8

Total Adjustments	$7.7	$20.0	$(7.4)	$43.7

Adjusted EBITDA from Continuing Operations (Non-GAAP)	$(11.7)	$(33.4)	$(23.5)	$(66.1)

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MEDMEN ENTERPRISES INC.
NON-GAAP RECONCILIATIONS
QUARTER ENDED DECEMBER 26, 2020 AND SEPTEMBER 26, 2020
(Amounts Expressed in United States Dollars)

	Fiscal Quarter Ended
	December 26,	September 26,
($ in Millions)	2020	2020
Gross Profit	$18.0	$16.8

Gross Margin Rate	53%	47%

Cultivation & Wholesale Revenue	-	(0.3)
Cultivation & Wholesale Cost of Goods Sold	(1.2)	(2.5)
Non-Retail Gross Margin	(1.2)	(2.2)

Retail Gross Margin (Non-GAAP)	$19.2	$19.0

Retail Gross Margin Rate (Non-GAAP)	57%	54%

	Fiscal Quarter Ended
	December 26,	September 26,
($ in Millions)	2020	2020

Net Loss	$(68.9)	$(32.8)
Net Loss from Discontinued Operations, Net of Taxes	(1.2)	2.7
Provision for Income Tax Expense	24.0	10.3
Other Expense	19.7	11.7
Excluded Items	0.9	(15.6)
Loss from Operations Before Excluded Items	$(25.5)	$(23.7)

Non-Retail Gross Margin	(1.2)	(2.2)
Non-Retail Operating Expenses	(30.1)	(28.3)
Non-Retail EBITDA Margin	(31.3)	(30.5)

Retail Adjusted EBITDA Margin (Non-GAAP)	$5.8	$6.8
Retail Adjusted EBITDA Margin Rate (Non-GAAP)	17%	19%

	Fiscal Quarter Ended
	December 26,	September 26,
($ in Millions)	2020	2020

General and Administrative	$33.6	$31.7
Sales and Marketing	0.2	0.2

Consolidated SG&A	33.8	31.9

Direct Store Operating Expenses	13.4	12.2
Cultivation & Wholesale	1.3	0.4
Other	3.8	3.1
Less: Non-Corporate SG&A	18.5	15.7
Corporate SG&A as a Component of Adjusted
EBITDA from Continuing Operations (Non-GAAP)	$15.3	$16.2

Less: Store Pre-Opening Costs	6.1	5.9

Corporate SG&A	$9.2	$10.3

SOURCE: MedMen Enterprises

MEDIA CONTACTS:

Tracy McCourt

Chief Revenue Officer

Email: communications@medmen.com

INVESTOR RELATIONS CONTACT:

Reece Fulgham

Chief Financial Officer

Email: investors@medmen.com

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